             EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1  Articles of Incorporation of Twentieth Century Investors,  Inc., dated
          June 26, 1990 (filed as Exhibit b1a to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No.
          2-14213,  filed on  February  29,  1996,  and  incorporated  herein by reference).

EX-99.a2  Articles of Amendment  of Twentieth  Century  Investors,  Inc.,  dated
          November  19, 1990 (filed as Exhibit b1b to  Post-Effective  Amendment
          No. 73 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on February 29, 1996, and incorporated herein by reference).

EX-99.a3  Articles of Merger of Twentieth  Century  Investors,  Inc., a Maryland
          corporation  and  Twentieth  Century   Investors,   Inc.,  a  Delaware
          corporation,  dated  February  22,  1991  (filed  as  Exhibit  b1c  to
          Post-Effective  Amendment No. 73 to the Registration Statement on Form
          N-1A of the Registrant,  File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a4  Articles of Amendment  of Twentieth  Century  Investors,  Inc.,  dated
          August 10, 1993 (filed as Exhibit b1d to Post-Effective  Amendment No.
          73 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 29, 1996, and  incorporated  herein by reference).

EX-99.a5  Articles  Supplementary of Twentieth  Century  Investors,  Inc., dated
          September  2, 1993 (filed as Exhibit b1e to  Post-Effective  Amendment
          No. 73 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on February 29, 1996, and incorporated herein by reference).

EX-99.a6  Articles  Supplementary of Twentieth  Century  Investors,  Inc., dated
          April 24, 1995 (filed as Exhibit b1f to  Post-Effective  Amendment No.
          73 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 29, 1996, and  incorporated  herein by reference).

EX-99.a7  Articles  Supplementary of Twentieth  Century  Investors,  Inc., dated
          October 11, 1995 (filed as Exhibit b1g to Post-Effective Amendment No.
          73 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 29, 1996, and  incorporated  herein by reference).

EX-99.a8  Articles  Supplementary of Twentieth  Century  Investors,  Inc., dated
          January 22, 1996 (filed as Exhibit b1h to Post-Effective Amendment No.
          73 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 29, 1996, and  incorporated  herein by reference).

EX-99.a9  Articles  Supplementary of Twentieth  Century  Investors,  Inc., dated
          March 11, 1996 (filed as Exhibit b1i to  Post-Effective  Amendment No.
          75 to the Registration Statement on Form N-1A of the Registrant,  File
          No.  2-14213,  filed on June 14,  1996,  and  incorporated  herein  by reference).

EX-99.a10 Articles  Supplementary of Twentieth  Century  Investors,  Inc., dated
          September  9, 1996 (filed as Exhibit a10 to  Post-Effective  Amendment
          No. 85 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on September 1, 1999, and incorporated herein by reference).

EX-99.a11 Articles of Amendment  of Twentieth  Century  Investors,  Inc.,  dated
          December 2, 1996 (filed as Exhibit b1j to Post-Effective Amendment No.
          76 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 28, 1997, and  incorporated  herein by reference).

EX-99.a12 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          December 2, 1996 (filed as Exhibit b1k to Post-Effective Amendment No.
          76 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 28, 1997, and  incorporated  herein by reference).

EX-99.a13 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          July 28, 1997 (filed as Exhibit b1l to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No.
          2-14213,  filed on  February  26,  1998,  and  incorporated  herein by reference).

EX-99.a14 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          November  28, 1997 (filed as Exhibit a13 to  Post-Effective  Amendment
          No. 83 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on February 26, 1999, and incorporated herein by reference).

EX-99.a15 Certificate  of  Correction  to  Articles  Supplementary  of  American
          Century Mutual Funds,  Inc., dated December 18, 1997 (filed as Exhibit
          a14 to Post-Effective  Amendment No. 83 to the Registration  Statement
          on Form N-1A of the Registrant,  File No.  2-14213,  filed on February
          26, 1999, and incorporated herein by reference).

EX-99.a16 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          December  18, 1997 (filed as Exhibit b1m to  Post-Effective  Amendment
          No. 78 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on February 26, 1998, and incorporated herein by reference).

EX-99.a17 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          January 25, 1999 (filed as Exhibit a16 to Post-Effective Amendment No.
          83 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 26, 1999, and  incorporated  herein by reference).

EX-99.a18 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          February  16, 1999 (filed as Exhibit a17 to  Post-Effective  Amendment
          No. 83 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on February 26, 1999, and incorporated herein by reference).

EX-99.a19 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          August 2, 1999 (filed as Exhibit a19 to  Post-Effective  Amendment No.
          89 to the Registration Statement on Form N-1A of the Registrant,  File
          No.  2-14213,  filed on December 1, 2000, and  incorporated  herein by reference.

EX-99.a20 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          November  11, 1999 (filed as Exhibit a19 to  Post-Effective  Amendment
          No. 87 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on November 29, 1999, and incorporated herein by reference).

EX-99.a21 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          March 5, 2001 (filed as Exhibit a21 to Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A of the Registrant, File No.
          2-14213,   filed  on  April  20,  2001,  and  incorporated  herein  by reference).

EX-99.a22 Certificate  of Correction to Articles  Supplementary,  dated April 3,
          2001 (filed as Exhibit a22 to  Post-Effective  Amendment No. 93 to the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          2-14213,   filed  on  April  20,  2001,  and  incorporated  herein  by reference).

EX-99.a23 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          June 14, 2002 (filed as Exhibit a23 to Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of the Registrant, File No.
          2-14213,  filed on  October  10,  2002,  and  incorporated  herein  by reference).

EX-99.a24 Certificate  of  Correction  to  Articles  Supplementary  of  American
          Century Mutual Funds,  Inc., dated June 25, 2002 (filed as Exhibit a24 to  Post-Effective  Amendment No. 98 to the Registration  Statement on
          Form N-1A of the Registrant,  File No.  2-14213,  filed on October 10,
          2002, and incorporated herein by reference).

EX-99.a25 Articles  Supplementary of American Century Mutual Funds,  Inc., dated
          February 12, 2003, is included herein.

EX-99.b1  Bylaws of Twentieth  Century  Investors,  Inc. (filed as Exhibit b2 to
          Post-Effective  Amendment No. 73 to the Registration Statement on Form
          N-1A of the Registrant,  File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.b2  Amendment to Bylaws of American Century Mutual Funds,  Inc.,  American
          Century Capital Portfolios, Inc., American Century World Mutual Funds,
          Inc. and American Century Strategic Asset Allocations,  Inc. (filed as
          Exhibit  b2b to  Post-Effective  Amendment  No. 9 to the  Registration
          Statement on Form N-1A of American Century Capital  Portfolios,  Inc.,
          File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1  Management  Agreement  between American Century Mutual Funds, Inc. and
          American  Century  Investment  Management,  Inc., dated August 1, 1997
          (filed  as  Exhibit  b5 to  Post-Effective  Amendment  No.  78 to  the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          2-14213,  filed on  February  26,  1998,  and  incorporated  herein by reference).

EX-99.d2  Addendum to the Management  Agreement  between American Century Mutual
          Funds, Inc. and American Century  Investment  Management,  Inc., dated
          September  15, 1997 (filed as Exhibit d2 to  Post-Effective  Amendment
          No. 89 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on December 1, 2000, and incorporated  herein by reference).

EX-99.d3  Addendum to the Management  Agreement  between American Century Mutual
          Funds, Inc. and American Century  Investment  Management,  Inc., dated
          February 16, 1999 (filed as Exhibit d2 to Post-Effective Amendment No.
          83 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 26, 1999, and  incorporated  herein by reference).

EX-99.d4  Addendum to the Management  Agreement  between American Century Mutual
          Funds, Inc. and American Century  Investment  Management,  Inc., dated
          November 30, 1999 (filed as Exhibit d3 to Post-Effective Amendment No.
          87 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on November 29, 1999, and  incorporated  herein by reference).

EX-99.d5  Amendment No. 1 to the Management  Agreement  between American Century
          Mutual Funds, Inc. and American Century Investment  Management,  Inc.,
          dated August 1, 2000 (filed as Exhibit d5 to Post-Effective  Amendment
          No. 89 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on December 1, 2000, and incorporated  herein by reference).

EX-99.d6  Addendum to the Management  Agreement  between American Century Mutual
          Funds, Inc. and American Century  Investment  Management,  Inc., dated
          May 1, 2001 (filed as Exhibit d6 to Post-Effective Amendment No. 93 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
          2-14213,   filed  on  April  20,  2001,  and  incorporated  herein  by reference).

EX-99.d7  Addendum to the Management  Agreement  between American Century Mutual
          Funds, Inc. and American Century  Investment  Management,  Inc., dated
          September 3, 2002 (filed as Exhibit d7 to Post-Effective Amendment No.
          98 to the Registration Statement on Form N-1A of the Registrant,  File
          No.  2-14213,  filed on October 10, 2002, and  incorporated  herein by reference).

EX-99.e1  Amended and Restated  Distribution  Agreement between American Century
          California  Tax-Free and Municipal  Funds,  American  Century  Capital
          Portfolios,  Inc., American Century Government Income Trust,  American
          Century  International Bond Funds,  American Century Investment Trust,
          American Century Municipal Trust, American Century Mutual Funds, Inc.,
          American Century Quantitative Equity Funds, American Century Strategic
          Asset  Allocations,  Inc.,  American Century Target  Maturities Trust,
          American Century Variable Portfolios,  Inc., American Century Variable
          Portfolios  II, Inc.,  American  Century World Mutual Funds,  Inc. and
          American Century  Investment  Services,  Inc., dated September 3, 2002
          (filed  as  Exhibit  e1 to  Post-Effective  Amendment  No.  35 to  the
          Registration  Statement  on Form N-1A of  American  Century  Municipal
          Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2  Amendment  No. 1 to the Amended and  Restated  Distribution  Agreement
          between  American  Century  California  Tax-Free and Municipal  Funds,
          American Century Capital Portfolios, Inc., American Century Government
          Income Trust,  American  Century  International  Bond Funds,  American
          Century Investment Trust,  American Century Municipal Trust,  American
          Century  Mutual Funds,  Inc.,  American  Century  Quantitative  Equity
          Funds,  American Century Strategic Asset Allocations,  Inc.,  American
          Century Target Maturities Trust, American Century Variable Portfolios,
          Inc.,  American Century Variable Portfolios II, Inc., American Century
          World Mutual Funds,  Inc. and American  Century  Investment  Services,
          Inc.,  dated December 31, 2002 (filed as Exhibit e2 to  Post-Effective
          Amendment No. 4 to the Registration Statement on Form N-1A of American
          Century  Variable  Portfolios II, Inc., File No.  333-46922,  filed on
          December 20, 2002, and incorporated herein by reference).

EX-99.g1  Master  Agreement by and between  Commerce  Bank,  N.A. and  Twentieth
          Century  Services,  Inc., dated January 22, 1997 (filed as Exhibit b8e to  Post-Effective  Amendment No. 76 to the Registration  Statement on
          Form N-1A of the Registrant,  File No. 2-14213,  filed on February 28,
          1997, and incorporated herein by reference).

EX-99.g2  Global Custody Agreement between American Century  Investments and The
          Chase  Manhattan  Bank,  dated  August 9, 1996 (filed as Exhibit b8 to
          Post-Effective  Amendment No. 31 to the Registration Statement on Form
          N-1A of American Century  Government  Income Trust,  File No. 2-99222,
          filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody  Agreement  between  American  Century
          Investments  and The Chase  Manhattan  Bank,  dated  December  9, 2000
          (filed  as  Exhibit  g2  to  Pre-Effective  Amendment  No.  2  to  the
          Registration  Statement  on Form  N-1A of  American  Century  Variable
          Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement by and between Twentieth Century  Investors,
          Inc. and Twentieth Century  Services,  Inc., dated as of March 1, 1991
          (filed  as  Exhibit  9 to  Post-Effective  Amendment  No.  76  to  the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          2-14213,  filed on  February  28,  1997,  and  incorporated  herein by reference).

EX-99.h2  Credit  Agreement   between  American  Century  Funds  and  The  Chase
          Manhattan Bank, as Administrative Agent, dated as of December 18, 2001
          (filed  as  Exhibit  h9 to  Post-Effective  Amendment  No.  33 to  the
          Registration  Statement  on Form N-1A of American  Century  California
          Tax-Free and Municipal Funds, File No. 2-82734,  filed on December 28,
          2001, and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel  (filed as Exhibit i to  Post-Effective
          Amendment  No. 89 to the  Registration  Statement  on Form N-1A of the
          Registrant,   File  No.  2-14213,  filed  on  December  1,  2000,  and
          incorporated herein by reference).

EX-99.j1  Consent of Deloitte & Touche, LLP, independent auditors.

EX-99.j2  Power of Attorney, dated November 15, 2002 (filed as Exhibit j2 to the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          2-14213,  filed on  December  17,  2002,  and  incorporated  herein by reference).

EX-99.j3  Secretary's Certificate,  dated November 25, 2002 (filed as Exhibit j3 to the Registration Statement on Form N-1A of the Registrant, File No.
          2-14213,  filed on  December  17,  2002,  and  incorporated  herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan of Twentieth Century
          Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
          Century Strategic Asset Allocations,  Inc. and Twentieth Century World
          Investors,  Inc.  (Advisor  Class),  dated September 3, 1996 (filed as
          Exhibit b15a to  Post-Effective  Amendment  No. 9 to the  Registration
          Statement on Form N-1A of American Century Capital  Portfolios,  Inc.,
          File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          June 13, 1997 (filed as Exhibit b15b to  Post-Effective  Amendment No.
          77 to the Registration Statement on Form N-1A of the Registrant,  File
          No.  2-14213,  filed on July 17,  1997,  and  incorporated  herein  by reference).

EX-99.m3  Amendment No. 2 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          September 30, 1997 (filed as Exhibit b15c to Post-Effective  Amendment
          No. 78 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 2-14213,  filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          June 30, 1998 (filed as Exhibit b15e to  Post-Effective  Amendment No.
          11 to the  Registration  Statement  on Form N-1A of  American  Century
          Capital Portfolios,  Inc., File No. 33-64872,  filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5  Amendment No. 4 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          November 13, 1998 (filed as Exhibit b15e to  Post-Effective  Amendment
          No. 12 to the Registration  Statement on Form N-1A of American Century
          World Mutual Funds,  Inc.,  File No.  33-39242,  filed on November 13,
          1998, and incorporated herein by reference).

EX-99.m6  Amendment No. 5 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          February 16, 1999 (filed as Exhibit m6 to Post-Effective Amendment No.
          83 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on February 26, 1999, and  incorporated  herein by reference).

EX-99.m7  Amendment No. 6 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          July 30, 1999 (filed as Exhibit m7 to Post-Effective  Amendment No. 16 on Form N-1A of American  Century Capital  Portfolios,  Inc., File No.
          33-64872,   filed  on  July  29,  1999,  and  incorporated  herein  by reference).

EX-99.m8  Amendment No. 7 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          November 19, 1999 (filed as Exhibit m8 to Post-Effective Amendment No.
          87 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on November 29, 1999, and  incorporated  herein by reference).

EX-99.m9  Amendment No. 8 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          June 1, 2000 (filed as Exhibit m9 to  Post-Effective  Amendment No. 19 to the  Registration  Statement on Form N-1A of American Century World
          Mutual Funds,  Inc.,  File No.  33-39242,  filed on May 24, 2000,  and incorporated herein by reference).

EX-99.m10 Amendment No. 9 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          April 30, 2001 (filed as Exhibit m10 to  Post-Effective  Amendment No.
          24 to the  Registration  Statement  on Form N-1A of  American  Century
          World Mutual Funds, Inc., File No. 33-39242,  filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11 Amendment No. 10 to the Master  Distribution and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          December 3, 2001 (filed as Exhibit m11 to Post-Effective Amendment No.
          94 to the Registration Statement on Form N-1A of the Registrant,  File
          No. 2-14213,  filed on December 13, 2001, and  incorporated  herein by reference).

EX-99.m12 Amendment No. 11 to the Master  Distribution and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          September  3, 2002 (filed as Exhibit m12 to  Post-Effective  Amendment
          No. 26 to the Registration  Statement on Form N-1A of American Century
          World Mutual Funds, Inc., File No. 33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13 Master  Distribution  and  Individual  Shareholder  Services  Plan  of
          American  Century Capital  Portfolios,  Inc.,  American Century Mutual
          Funds Inc.,  American Century Strategic Asset  Allocations,  Inc., and
          American  Century World Mutual Funds,  Inc. (C Class),  dated March 1,
          2001 (filed as Exhibit m11 to  Post-Effective  Amendment No. 24 to the
          Registration  Statement on Form N-1A of American  Century World Mutual
          Funds,  Inc.,  File  No.  33-39242,  filed  on  April  19,  2001,  and incorporated herein by reference).

EX-99.m14 Amendment  No. 1 to Master  Distribution  and  Individual  Shareholder
          Services Plan of American Century Capital  Portfolios,  Inc., American
          Century  Mutual  Funds  Inc.,   American   Century   Strategic   Asset
          Allocations,  Inc., and American  Century World Mutual Funds,  Inc. (C
          Class),  dated April 30, 2001 (filed as Exhibit m12 to  Post-Effective
          Amendment  No.  24 to the  Registration  Statement  on  Form  N-1A  of
          American Century World Mutual Funds, Inc., File No. 33-39242, filed on
          April 19, 2001, and incorporated herein by reference).

EX-99.m15 Amendment  No. 2 to Master  Distribution  and  Individual  Shareholder
          Services Plan of American Century Capital  Portfolios,  Inc., American
          Century  Mutual  Funds  Inc.,   American   Century   Strategic   Asset
          Allocations,  Inc., and American  Century World Mutual Funds,  Inc. (C
          Class),   dated   September   3,  2002   (filed  as  Exhibit   m15  to
          Post-Effective  Amendment No. 26 to the Registration Statement on Form
          N-1A of American Century World Mutual Funds,  Inc., File No. 33-39242,
          filed on October 1, 2002, and incorporated herein by reference).

EX-99.m16 Master  Distribution  and  Individual  Shareholder  Services  Plan  of
          American  Century World Mutual Funds,  Inc.,  American  Century Mutual
          Funds,  Inc.,  American  Century Capital  Portfolios,  Inc.,  American
          Century  Investment  Trust,   American  Century  Municipal  Trust  and
          American  Century  California  Tax-Free and Municipal  Funds (A Class)
          dated  September  3,  2002  (filed  as  Exhibit  m6 to  Post-Effective
          Amendment  No.  34 to the  Registration  Statement  on  Form  N-1A  of
          American Century  California  Tax-Free and Municipal  Funds,  File No.
          2-82734,  filed  on  October  1,  2002,  and  incorporated  herein  by reference).

EX-99.m17 Master  Distribution  and  Individual  Shareholder  Services  Plan  of
          American  Century World Mutual Funds,  Inc.,  American  Century Mutual
          Funds,  Inc.,  American  Century Capital  Portfolios,  Inc.,  American
          Century  Investment  Trust,   American  Century  Municipal  Trust  and
          American  Century  California  Tax-Free and Municipal  Funds (B Class)
          dated  September  3,  2002  (filed  as  Exhibit  m7 to  Post-Effective
          Amendment  No.  34 to the  Registration  Statement  on  Form  N-1A  of
          American Century  California  Tax-Free and Municipal  Funds,  File No.
          2-82734,  filed  on  October  1,  2002,  and  incorporated  herein  by reference).

EX-99.m18 Shareholder  Services Plan of Twentieth  Century  Capital  Portfolios,
          Inc.,  Twentieth Century Investors,  Inc., Twentieth Century Strategic
          Asset  Allocations,  Inc. and Twentieth Century World Investors,  Inc.
          (Service  Class),  dated  September  3, 1996 (filed as Exhibit b15b to
          Post-Effective  Amendment No. 9 to the Registration  Statement on Form
          N-1A of American Century Capital Portfolios,  Inc., File No. 33-64872,
          filed on February 17, 1998, and incorporated herein by reference).

EX-99.n1  Amended and Restated  Multiple Class Plan of American  Century Capital
          Portfolios,  Inc.,  American  Century  Mutual  Funds,  Inc.,  American
          Century  Strategic Asset  Allocations,  Inc.,  American  Century World
          Mutual Funds, Inc., American Century California Tax-Free and Municipal
          Funds,  American  Century  Government  Income Trust,  American Century
          Investment Trust,  American Century International Bond Funds, American
          Century Municipal Trust,  American Century  Quantitative  Equity Funds
          and American Century Target Maturities Trust,  dated September 3, 2002
          (filed  as  Exhibit  n1 to  Post-Effective  Amendment  No.  35 to  the
          Registration  Statement  on Form N-1A of American  Century  California
          Tax-Free and Municipal Funds, File No. 2-82734,  filed on December 17,
          2002, and incorporated herein by reference).

EX-99.n2  Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan of
          American Century  California  Tax-Free and Municipal  Funds,  American
          Century Government Income Trust,  American Century  International Bond
          Funds,  American Century Investment Trust,  American Century Municipal
          Trust,  American  Century Target  Maturities  Trust,  American Century
          Quantitative Equity Funds, American Century Capital Portfolios,  Inc.,
          American Century Mutual Funds, Inc.,  American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc., dated
          December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No.
          39 to the  Registration  Statement  on Form N-1A of  American  Century
          Municipal  Trust,  File No.  2-91229,  filed on December 23, 2002, and incorporated herein by reference).

EX-99.p   American  Century  Investments  Code of Ethics  (filed as Exhibit p to
          Post-Effective  Amendment No. 35 to the Registration Statement on Form
          N-1A of American Century California Tax-Free and Municipal Funds, File
          No.  2-82734,  filed  December 17, 2002,  and  incorporated  herein by reference).